RAYMOND JAMES TRANSPORTATION CONFERENCE NOVEMBER 6, 2013 CHART INDUSTRIES, INC. Exhibit 99.1

Disclosure Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices; the potential for negative developments in the natural gas industry related to hydraulic fracturing; changes in government energy policy or failure of expected changes in policy to materialize; competition; economic downturns and deteriorating financial conditions; our ability to manage our fixed- price contract exposure; the Company’s ability to successfully manage its costs and growth, including its ability to successfully manage operational expansions; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company’s global operations and transactions; our ability to successfully acquire or integrate new product lines or businesses; the loss of key employees and deterioration of employee or labor relations; litigation and disputes involving the Company, including product liability, contract, warranty, employment, intellectual property and environmental claims; the adequacy of our warranty reserves; fluctuations in foreign currency exchange and interest rates; the financial distress of third parties; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; the pricing and availability of raw materials; potential future impairment of the Company’s goodwill and other intangibles; the cost of compliance with environmental, health and safety laws; our ability to protect our intellectual property; technological security threats; additional liabilities related to taxes; the impact of severe weather; risks associated with our indebtedness, leverage, debt service and liquidity; and volatility and fluctuations in the price of the Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. 1

GTLS: GAS TO LIQUID SYSTEMS  Technology leader that provides high-end equipment to the energy industry, which is the largest end-user of Chart’s products  One of the leading suppliers in all primary markets served  Global footprint on four continents with approximately 5,200 employees  More than half of sales outside the U.S. and more than half made to the energy markets Company Overview Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets Asia 25% U.S. 44% Americas (Non-US) 6% RoW 9% Europe 16% FY 2012 Sales by Segment Energy 54% BioMedical 21% General Industrial 25% FY 2012 Sales by Region FY 2012 Sales by End-User Energy & Chemicals 32% Distribution & Storage 47% BioMedical 21% 2

Benefits of Using Natural Gas



ECONOMICS

- ✓ Crude oil / natural gas spread continues to be significant in U.S.
- ✓ Lower expected power costs for gas fired combined cycle plants



Gas/Oil spread assuming $3.75/mmBTU gas price*
21.75
100.00
Nat Gas (BOE)
WTI Oil Oct. 2013



Levelized electricity costs (cents per kWh, 2020)
Coal 12.2
Nuclear 10.3
Wind 8.6
Gas 6.8
Capital/Fixed Costs
Variable/Fuel/Trans. Costs
Source: EIA (AEO 2013)



EMISSIONS

- ✓ The cleanest fossil fuel
- ✓ About ½ of CO_2 emissions vs. coal
- ✓ Power gen. produces minimal sulfur oxides and particulates



Emissions levels per 1 BTU (relative to coal)
56
79
100
20
98
100
0
43
100
CO2
NOx
SO2
Gas
Oil
Coal
Source: EIA



ENERGY INDEPENDENCE

- ✓ Ample reserves both domestically and globally
- ✓ Reduced reliance on oil
- ✓ Growth of unconventional sources



Domestic Shale Reserves
Bakken
Marcellus
Barnett
Fayetteville
Eagle Ford
Haynesville-Bossier
Source: EIA

*BOE = Barrel of Oil Equivalent based on 1 Bbl = 5800 cu ft of gas

GTLS: GAS TO LIQUID SYSTEMS

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GTLS: GAS TO LIQUID SYSTEMS Liquefied Natural Gas (LNG) 4 ♦ What is LNG?  Natural gas cooled to -260 °F (-162 °C) Clear, colorless non-toxic liquid ♦ Efficient  High energy density comparable to diesel and petrol  2.5x more fuel stored in the same space versus CNG ♦ Safe  Air to gas ratio must be very specific (5-15%) for combustion  Rapidly evaporates when exposed to atmosphere  Leaves no residue on soil or water  Non-toxic  Minimal operating pressure versus CNG ♦ Transportable Reduced to 1/600th of its original volume making it easy to transport

GTLS: GAS TO LIQUID SYSTEMS LNG Value Chain Uniquely positioned to address the entire LNG Value Chain – liquefaction, distribution, storage and end-use – Chart brings many years of experience in LNG solutions to our customers, facilitating the use of a clean-burning, safe fuel alternative to diesel into the future. 5

GTLS: GAS TO LIQUID SYSTEMS Heavy Duty Truck Fueling ♦ Opportunity: replace diesel and gasoline powered vehicles with vehicles powered by lower cost, cleaner burning, abundant, domestic natural gas ♦ What’s needed for LNG vehicle success? 1. available LNG from a production plant, peak shaving plant or import terminal 2. refueling infrastructure or means to refuel the vehicles 3. the appropriate vehicles (and engines) for the application ♦ Current State in the US: 6 1.) LNG Liquefaction Small-mid scale LNG commitments being made in North America (Chart received orders from Noble Energy and Stabilis in last 6 months) Acceleration of interest in standard plant designs from Chart: 100k, 250k, 450k gallons of LNG per day 2.) Refueling Infrastructure Major companies are supporting LNG fueling station build-out (Including announcements from Clean Energy, Shell, Travel Centers of America, UPS, Flying J) Chart received an award in Q3 2013 for 20 stations to be built across North America 3.) LNG Vehicles/Engines All Major Truck OEMs (Including Freightliner, Peterbilt, Kenworth, Navistar, Volvo, Mack, and others) Recent advancements in engine technology (improved power performance)  400 hp – 12 Liter Engine now in production (August 2013)

GTLS: GAS TO LIQUID SYSTEMS Maritime Applications ♦ The majority of large ships burn heavy marine fuels which can produce a lot of emissions ♦ Emission control regulations to take effect over next 10 years Emission Control Areas (ECAs)* ♦ Other advantages to switch: ♦ High efficiency ♦ Combustion friendly ♦ Good engine technology ♦ Fuel cost (short payback) 7 2015 2010 2020 2010 – North Sea & Baltic Sea SECA areas already established 2015 – Includes US APPS act and UN-led MARPOL Annex VI limits on NOx and sulfur content in fuel 2020 – MARPOL Annex VI standards for global sulfur contents *Source: International Maritime Organization (IMO)

GTLS: GAS TO LIQUID SYSTEMS Railroad Applications ♦ 24,000+ locomotives consume approximately 3-4 billion gallons of diesel per year* ♦ Over 20 years ago, Chart pioneered LNG solutions to provide natural gas to fuel long haul locomotives and yard switch engines ♦ Major rail companies reinitiating field trials ♦ Engine manufacturers in development to support full scale deployment within 2 years 8 * Source: American Association of Railroads

GTLS: GAS TO LIQUID SYSTEMS Very Stable Business Model • Attractive industry with long-term customer relationships • Solid platform with worldwide presence and leading industry positions in all segments Summary of Investment Highlights 9 Strong Balance Sheet • Strong organic earnings should provide substantial free cash flow and liquidity • Permit continued accretive organic and inorganic growth Positioned for Significant Growth • Exploit LNG and NG growth • Opportunities with global infrastructure build-out • New product development and innovation • Expanded new business and inorganic pipeline Chart continues to represent a unique investment opportunity to capitalize on global energy demand, growth in natural gas and LNG use Flexible / Low Cost Capital Structure • 7 yr. $250 million convertible notes - 2% cash interest cost • $300 million revolving credit facility, providing significant liquidity • Low net debt to EBITDA ratio provides financing opportunities for organic expansion and acquisitions